UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of the earliest event reported)                        July 14, 2011

AEROSONIC CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-11750	74-1668471
(State or Other Jurisdiction	(Commission File	(IRS Employer Identification No.)
of Incorporation)	Number)

1212 North Hercules Avenue
Clearwater, Florida 33765
 (Address of principal executive offices)

(727) 461-3000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07. Submission of Matters to a Vote of Security Holders

On July 14, 2011, Aerosonic Corporation (the “Company”) held its Annual Meeting of Stockholders (the “Annual Meeting”).  As of the record date for the Annual Meeting, there were 3,758,265 shares of the Company’s common stock outstanding.  At the Annual Meeting, 2,959,705 shares were represented in person or by proxy.  The Company’s stockholders voted on three proposals that are described in detail in the Company’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on May 31, 2011.  The final voting results with respect to each proposal voted upon at the Annual Meeting are set forth below:

Proposal 1.	Election of Donald Russell and Thomas Whytas as Class I Directors to serve a three-year term expiring at the 2014 Annual Meeting of Stockholders.

	For	Withheld
Donald Russell	1,485,503	21,263
Thomas Whytas	1,485,493	21,273

Proposal 2.	Ratification of the appointment of Mayer Hoffman McCann P.C. as the Company’s independent registered public accounting firm for the Company’s fiscal year ending January 31, 2012.

For	Against	Abstain	Broker Non-Votes
2,951,262	7,986	457	0

Proposal 3.	Approval to amend the Company’s 2004 Stock Incentive Plan

For	Against	Abstain	Broker Non-Votes
1,257,834	241,155	7,777	1,452,939

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AEROSONIC CORPORATION
(Registrant)

Date: July 19, 2011	By:	/s/ Kevin J. Purcell
Kevin J. Purcell
Executive Vice President and Chief Financial
Officer